Group Variable Universal Life Insurance
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated October 20, 2017
to
Prospectus
dated May 1, 2017
for
Group Variable Universal Life Insurance Contracts

This Supplement should be read and retained with the current Prospectus for your Group Variable Universal Life Insurance Certificate. This Supplement is intended to update certain information in the Prospectus for your Group Variable Universal Life Insurance Certificate. If you would like another copy of the current Prospectus, please contact us at (800) 562-9874.

We were notified on October 18, 2017 of a systems issue with a third-party service provider utilized by certain Trusts whose Portfolios are made available in our products. As a result of the systems issue, unit values and performance information of the impacted Portfolio Sub-accounts, beginning on October 18, 2017, are not representative of certain Portfolio activity. We will update the unit values and performance information, as necessary, as soon as the information is available.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

GVULSUP159